                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 12, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                          001-15223                 76-0453392
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(State or Other                     (Commission               (IRS Employer
Jurisdiction of                     File Number)            Identification No.)
Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         On January 12, 2005, we entered into the Series D Preferred Stock
Purchase Agreement (the "Series D Purchase Agreement") with Palisade
Concentrated Equity Partnership, L.P., our majority stockholder and Linda
Yimoyines, the spouse of our former Chief Executive Officer, current President and Chief Executive Officer of our medical affiliate, OptiCare P.C., and current member of our Board of Directors. Pursuant to the Series D Purchase Agreement,
we issued and sold an aggregate of 280,618 shares of our newly created Series D
Preferred Stock, which are initially convertible into an aggregate of 11,224,720 shares of our Common Stock, to Palisade and Ms. Yimoyines for an aggregate purchase price of $4,445,000.00. The terms of the Series D Preferred Stock are described in Item 3.03 below.

AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

         In connection with our issuance and sale of Series D Preferred Stock, on January 12, 2005, we entered into Amendment No. 2 to Registration Rights
Agreement (the "Registration Rights Amendment") with Palisade, Ms. Yimoyines and
CapitalSource Finance, LLC, our senior lender. The Registration Rights Amendment amends the terms of the Registration Rights Agreement, dated as of January 25,
2002, as amended by Amendment No. 1 to Registration Rights Agreement, dated as of May 12, 2003 (collectively, the "Registration Rights Agreement"), to add the
shares of Common Stock issuable upon the conversion of the Series D Preferred
Stock to the shares we may have to register under the Registration Rights
Agreement.

ASSET PURCHASE AGREEMENT

         On January 12, 2005, OptiCare Acquisition Corp., our wholly-owned subsidiary, entered into an Asset Purchase Agreement (the "Asset Purchase
Agreement") with Wise Optical, LLC and AECC/Pearlman Buying Group, LLC, both entities formed by Dr. Yimoyines, our former Chief Executive Officer, current
President and Chief Executive Officer of our medical affiliate, OptiCare P.C., and current member of our Board of Directors, pursuant to which we sold,effective as of December 31, 2004, substantially all of the assets and certain liabilities of our Distribution Division, which consisted of our contact lens distributor, Wise Optical, and our Optical Buying Group, for an aggregate purchase price of $4,150,000, less a working capital adjustment. The terms of our sale of the Distribution Division and the Asset Purchase Agreement are
described in Item 2.01 below.

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND
SECURITY AGREEMENT

         On January 12, 2005, we, together with our wholly-owned subsidiaries,
OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc. and OptiCare
Acquisition Corporation, entered into the Third Amendment to the Second Amended and Restated Revolving Credit, Term Loan and Security Agreement (the "Loan
Amendment") with CapitalSource Finance LLC, our senior lender. The Loan
Amendment amends the terms of the Second Amended and Restated Revolving

Credit, Term Loan and Security Agreement, dated as of March 29, 2004, as amended by the Waiver and First Amendment to Second Amended and Restated Revolving
Credit, Term Loan and Security Agreement, dated as of August 16, 2004, and the
Second Amendment to Second Amended and Restated Revolving Credit, Term Loan and
Security Agreement, dated as of August 27, 2004 (collectively, the "Loan
Agreement"), to reduce the tangible net worth covenant for December 2004 and
January 2005 from ($3,000,000) to ($6,500,000). Under the Loan Agreement as
amended by the Loan Amendment, we must maintain a tangible net worth of at least
($3,000,000) after February 1, 2005.

TRANSITION AGREEMENT

         In connection with our sale of the Distribution Division, on January
12, 2005, we entered into a Transition Agreement (the "Transition Agreement")
with Dr. Yimoyines pursuant to which Dr. Yimoyines resigned as our Chief
Executive Officer and from all other positions with us and our subsidiaries, except for his position as a member of our Board of Directors and his position as the President and Chairman of our medical affiliate, OptiCare P.C. Pursuant to the Transition Agreement Dr. Yimoyines and we generally released each other from any and all claims we may have had against each other, subject to certain exceptions. In addition, Dr. Yimoyines generally agreed not to compete with us while employed at OptiCare P.C. and for the 18-month period following the end of his employment at OptiCare P.C.

EMPLOYMENT AGREEMENT

         On January 12, 2005, simultaneously with the closing of our sale of the
Distribution Division and the execution and delivery of the Transition
Agreement, OptiCare P.C., our medical affiliate, entered into an Employment
Agreement (the "Employment Agreement") with Dr. Yimoyines. Pursuant to the terms of the Employment Agreement, Dr. Yimoyines will serve as OptiCare P.C.'s
President and Chief Executive Officer on an at will basis. Dr. Yimoyines initial base salary will be $245,000 per year.

SUPPLY AGREEMENT

         In connection with our sale of the Distribution Division on January 12,
2005, we entered into a Supply Agreement (the "Supply Agreement") with
AECC/Pearlman Buying Group, LLC and Wise Optical LLC. The Supply Agreement is a
four year commitment to purchase, on a non-exclusive basis, $4,200,000 of optical products per year through AECC/Pearlman Buying Group, LLC from certain designated manufacturers and suppliers. This annual commitment includes the purchase of $1,275,000 of contact lenses a year from Wise Optical LLC. Under the
Supply Agreement, we are also obligated to pay AECC/Pearlman Buying Group, LLC an annual fee based on the total of all purchases we make under the Supply
Agreement. If the Supply Agreement is terminated because of our default, we must make a buyout payment of between $800,000 and $200,000 depending on when the
Supply Agreement is terminated.

AMENDMENT NO. 1 TO PROFESSIONAL SERVICES AND SUPPORT AGREEMENT

         On January 12, 2005, simultaneously with the closing of our sale of the
Distribution Division and the execution and delivery of the Employment
Agreement, we, together with our wholly-owned subsidiary, OptiCare Eye Health
Centers, Inc., entered into Amendment No. 1 to Professional Services and Support
Agreement (the "PSSA Amendment") with our medical affiliate, OptiCare P.C. The
PSSA Amendment amends the terms of the Professional Services and Support
Agreement, dated as of December 1, 1995 (the "PSSA Agreement"), to reduce the annual service fee payable by OptiCare P.C. to OptiCare Eye Health Centers, Inc.
by $245,000. Under the PSSA Agreement as amended by the PSSA Amendment, if the annual service fee payable by OptiCare P.C. is below $245,000, we must pay the amount of any shortfall to OptiCare P.C.

ITEM  1.02        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         In connection with our sale of the Distribution Division and Dean J.
Yimoyines, M.D.'s resignation as our Chief Executive Officer, pursuant to the terms of the Transition Agreement, dated as of January 12, 2005, between Dr.
Yimoyines and us, our Employment Agreement with Dr. Yimoyines, dated as of
August 13, 1999, was terminated. As described in Item 1.01 above and Item 5.02 below, Dr. Yimoyines will continue to serve as the President and Chief Executive officer of our medical affiliate, OptiCare P.C., and will remain a member of our
Board or Directors.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On January 12, 2005, our wholly-owned subsidiary, OptiCare Acquisition
Corp., entered into an Asset Purchase Agreement (the "Asset Purchase Agreement")
with Wise Optical, LLC and AECC/Pearlman Buying Group, LLC, both entities formed by Dean J. Yimoyines, M.D., our former Chief Executive Officer, current
President and Chief Executive Officer of our medical affiliate, OptiCare P.C., and current member of our Board of Directors, pursuant to which we sold, effective as of December 31, 2004, substantially all of the assets and certain liabilities of our Distribution Division, which consisted of our contact lens distributor, Wise Optical, and our Optical Buying Group, for an aggregate purchase price of $4,150,000, less a working capital adjustment to be determined within 30 days following the closing. An independent Special Committee of our
Board of Directors, with the assistance of its financial advisor, negotiated the purchase price with the buyers. The financial advisors also delivered an opinion to the Special Committee as to the fairness of the transaction to our stockholders, other than Dean J. Yimoyines, M.D. and his affiliates and assigns.

         The assets disposed of include, but are not limited to, to the extent transferable, all of the inventory, accounts receivable, equipment, leases, contracts, intellectual property, deposits, business records, government approvals, claims and goodwill of the Distribution Division.

         Pursuant to the Asset Purchase Agreement, we agreed to purchase certain eye care products and supplies from the buyers for a period of four years pursuant to a Supply Agreement and to provide certain transitional services to the buyers through March 31, 2005. The terms of the Supply Agreement are described in Item 1.01 above.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         On January 12, 2005, we issued and sold an aggregate of 280,618 shares of our newly created Series D Preferred Stock, which are initially convertible into an aggregate of 11,224,720 shares of our Common Stock, to Palisade
Concentrated Equity Partnership, L.P., our majority stockholder, and Linda
Yimoyines, the spouse of Dean J. Yimoyines, M.D., our former Chief Executive
Officer, current President and Chief Executive Officer of our medical affiliate,
OptiCare P.C., and current member of our Board of Directors, for an aggregate purchase price of $4,445,000.00. The terms of the Series D Preferred Stock are described in Item 3.03 below. We relied upon Section 4(2) of the Securities Act of 1933, as amended, for an exemption from the registration requirements of the
Securities Act, in so much as we issued the Series D Preferred Stock to two accredited investors.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         On January 12, 2005, we (i) filed a Certificate of Designations, Rights and Preferences of the Series D Preferred Stock (the "Certificate of
Designations") with the Delaware Secretary of State which designated 280,618 shares of Series D Preferred Stock and (ii) issued and sold the 280,618 shares of Series D Preferred Stock for an aggregate purchase price of $4,445,000.00.
Each share of Series D Preferred Stock has a senior liquidation preference over all other series and classes of our currently outstanding capital stock equal to
(a) $15.84 and (b) an amount in cash equal to all accrued but unpaid dividends thereon. Each share of Series D Preferred Stock is initially convertible, at the option of the holder, into 40 shares of our Common Stock based on an initial conversion price of $0.396. The conversion price is subject to adjustment for dividends on our Common Stock and subdivisions and/or reclassifications of our
Common Stock. Each holder of Series D Preferred Stock is entitled to vote, on an as converted basis, on all matters with the holders of our Common Stock and receive dividends equally and ratably with the holders of our Common Stock in an amount equal to the dividends such holder would receive if it had converted its
Series D Preferred Stock into Common Stock on the date the dividends are declared. In addition, we may not take certain actions specified in the
Certificate of Designations without the consent of the holders of at least two-thirds of the then outstanding Series D Preferred Stock. The Certificate of
Designations is filed herewith as Exhibit 3.8 and is incorporated into this Item
3.03 by reference.

ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS.

         On January 12, 2005, in connection with our sale of our Distribution
Division, Dean J. Yimoyines, M.D. resigned as our Chief Executive Officer and from all other positions with our

subsidiaries. Dr. Yimoyines will continue to serve as a member of our Board of
Directors and as President and Chief Executive Officer of our medical affiliate,
OptiCare P.C.

         Upon Dr. Yimoyines' resignation, Christopher J. Walls was named Chief
Executive Officer, in addition to his duties as our President and General
Counsel. Mr. Walls has served as our President and Chief Administrative Officer since October 2004 and our Vice President, General Counsel and Corporate
Secretary since February 2002. Prior to joining us, from December 2000 to
February 2002, Mr. Walls was Vice President, Corporate Counsel and Corporate
Secretary for Cyberian Outpost, Inc., a technology company in Connecticut. Prior to that, from October 1999 to December 2000, he was Corporate Counsel, Vice
President of Business Affairs and Assistant Corporate Secretary with Real Media
Inc., an international technology start-up. From December 1995 to October 1999,
Mr. Walls served as an in-house litigator with St. Paul Fire and Marine
Insurance Company. His professional career also included private practice concentrating on litigation that included medical malpractice defense and complex insurance administrative proceedings. Mr. Walls received his Bachelor of
Arts degree from the University of Dayton and his Juris Doctor degree from
Widener University School of Law.

         On October 6, 2004, Mr. Walls entered into an Employment Agreement with
us. The material terms of that agreement are incorporated herein by reference to
Item 1.01 of the Current Report on Form 8-K filed with the Securities and
Exchange Commission on October 8, 2004 (File No. 001-15223).

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR.

         On January 12, 2005, we filed a Certificate of Designations, Rights and
Preferences of the Series D Preferred Stock (the "Certificate of Designations")
with the Delaware Secretary of State which designated 280,618 shares of Series D
Preferred Stock. The terms of the Series D Preferred Stock are described in Item
3.03 above. The Certificate of Designations is filed herewith as Exhibit 3.8 and is incorporated into this Item 5.03 by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information.

Pro forma financial information will be filed by amendment to this Current
Report on Form 8-K within the time allowed for such filing by Item 9.01(b)(2) of this Form.

(c)  Exhibits.

         3.1      Certificate of Incorporation of Registrant.

         3.2      Certificate of Amendment of the Certificate of Incorporation
                  of the Registrant, as filed with the Delaware Secretary of
                  State on August 13, 1999.

         3.3      Certificate of Designation with respect to the Registrant's
                  Series A Convertible Preferred Stock, as filed with the
                  Delaware Secretary of State on August 13, 1999.

         3.4      Certificate of Amendment of the Certificate of Incorporation
                  of the Registrant, as filed with the Delaware Secretary on
                  January 21, 2002, increasing the authorized common stock of the Registrant from 50,000,000 to 75,000,000 shares.

         3.5      Certificate of Designations Rights and Preferences of the
                  Series B 12.5% Voting Cumulative Convertible Participating
                  Preferred Stock of the Registrant, as filed with the Delaware
                  Secretary of State on January 23, 2002, incorporated herein by reference to the Registrant's Current Report on Form 8-K dated filed on February 11, 2002, Exhibit 3.2

         3.6      Certificate of Designations Rights and Preferences of the
                  Series C Preferred Stock of the Registrant, as filed with
                  the Delaware Secretary of State on May 12, 2003.

         3.7      Certificate of Amendment of the Certificate of Incorporation
                  of the Registrant, as filed with the Delaware Secretary of
                  State on May 29, 2003, increasing the authorized common stock of the Registrant from 75,000,000 to 150,000,000 shares.

         3.8      Certificate of Designations, Rights and Preferences of the
                  Series D Preferred Stock of the Registrant, as filed with the
                  Delaware Secretary of State on January 12, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OPTICARE HEALTH SYSTEMS, INC.
                                          (Registrant)

Date: January 19, 2005                    by:  /s/ William A. Blaskiewicz
                                          --------------------------------------
                                          Name: William A. Blaskiewicz
                                          Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                              Description
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         3.1      Certificate of Incorporation of Registrant.

         3.2      Certificate of Amendment of the Certificate of Incorporation
                  of the Registrant, as filed with the Delaware Secretary of
                  State on August 13, 1999.

         3.3      Certificate of Designation with respect to the Registrant's
                  Series A Convertible Preferred Stock, as filed with the
                  Delaware Secretary of State on August 13, 1999.

         3.4      Certificate of Amendment of the Certificate of Incorporation
                  of the Registrant, as filed with the Delaware Secretary on
                  January 21, 2002, increasing the authorized common stock of the Registrant from 50,000,000 to 75,000,000 shares.

         3.5      Certificate of Designations Rights and Preferences of the
                  Series B 12.5% Voting Cumulative Convertible Participating
                  Preferred Stock of the Registrant, as filed with the Delaware
                  Secretary of State on January 23, 2002, incorporated herein by reference to the Registrant's Current Report on Form 8-K dated filed on February 11, 2002, Exhibit 3.2.

         3.6      Certificate of Designations Rights and Preferences of the
                  Series C Preferred Stock of the Registrant, as filed with
                  the Delaware Secretary of State on May 12, 2003.

         3.7      Certificate of Amendment of the Certificate of Incorporation
                  of the Registrant, as filed with the Delaware Secretary of
                  State on May 29, 2003, increasing the authorized common stock of the Registrant from 75,000,000 to 150,000,000 shares.

         3.8      Certificate of Designations, Rights and Preferences of the
                  Series D Preferred Stock of the Registrant, as filed with
                  the Delaware Secretary of State on January 12, 2005.